UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2011

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2011, Del Monte Corporation (“Del Monte”), a wholly-owned subsidiary of Del Monte Foods Company, entered into a Supply Agreement (the “Agreement”) with Silgan Containers LLC, a Delaware limited liability company (“Silgan”). The Agreement supersedes the prior Supply Agreement, dated September 3, 1993, between Del Monte and Silgan (such Supply Agreement, as amended, the “Prior Agreement”).

Under the Agreement and subject to specified exceptions, Silgan will sell to Del Monte 100% of Del Monte’s requirements for metal cans and ends for Del Monte’s fruit, vegetable, tomato and broth products at the facilities identified in the Agreement. Del Monte is not obligated to purchase any minimum quantity of metal cans and ends under the Agreement. The Agreement specifies pricing terms for the metal cans and ends purchased by Del Monte, which are subject to adjustment to reflect changes in the price of metals, labor costs, other cost components of the cans and ends and other factors.

The Agreement is effective as of January 1, 2010. The initial term of the Agreement expires on December 31, 2021, but will automatically be extended for successive one-year periods unless either party provides at least 24 months prior written notice of non-renewal or termination.

The foregoing summary of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Under the Agreement, Del Monte and Silgan terminated the Prior Agreement effective as of January 1, 2010. Under the Prior Agreement as most recently amended and subject to certain specified exceptions, Del Monte was required to purchase from Silgan 100% of Del Monte’s requirements for metal cans and ends for Del Monte’s fruit, vegetable and tomato products at the facilities identified in the Prior Agreement. The Prior Agreement was set to expire on December 31, 2011.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
†10.1	Supply Agreement, dated February 2, 2011, between Silgan Containers LLC and Del Monte Corporation

†	Confidential treatment has been requested as to portions of the exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: February 4, 2011	By: /s/ James Potter
Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description
†10.1	Supply Agreement, dated February 2, 2011, between Silgan Containers LLC and Del Monte Corporation

†	Confidential treatment has been requested as to portions of the exhibit.

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